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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)        February 15, 2005
                                                 -------------------------------

                               Health Grades, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                          0-22019                62-1623449
----------------------------          ------------------     -------------------
(State or Other Jurisdiction           (Commission File        (IRS Employer
     of Incorporation)                      Number)          Identification No.)

     44 Union Boulevard, Suite 600
           Lakewood, Colorado                                80228
----------------------------------------               -----------------
(Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code       (303) 716-0041
                                                    ----------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 15, 2005, we issued a press release announcing fourth quarter and year-end results for 2004. This information is furnished herewith as Exhibit 99.1.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is being furnished with this report

         Exhibit No.          Description
         -----------          -------------------------------------
             99.1             Press Release Dated February 15, 2005


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              HEALTH GRADES, INC.
                                              (Registrant)

                                              By: /s/ ALLEN DODGE
                                                  ------------------------------
                                                  Allen Dodge
                                                  Senior Vice President-Finance
                                                  and Chief Financial Officer


Dated:  February 15, 2005


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                               INDEC TO EXHIBITS

         Exhibit No.          Description
         -----------          -------------------------------------
             99.1             Press Release Dated February 15, 2005